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                                                                   EXHIBIT 10.13

                         CONTINENTAL CABLEVISION, INC.
                         -----------------------------


                           MANAGEMENT INCENTIVE PLAN
                           -------------------------

                                     1991
                                     ----
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                                   ARTICLE I
                                   ---------
                                    PURPOSE
                                    -------

1.1 Effective January 1, 1991, in order to provide incentive and other benefits for selected managers, Continental Cablevision, Inc. hereby adopts the Continental Cablevision, Inc. Management Incentive Plan.

1.2  The Plan is established to:

     (a)  recognize those managers:

          (1.) who are making significant contributions to their regions or systems in terms of their managerial, operational service and financial responsibilities.

          (2.) who are consistently outstanding performers.

     (b) attract managerial talent outside of the organization who will have an immediate, positive impact through the discharge of their duties.

     (c) recognize those managers who are deemed promotable to greater responsibilities and thus greater contributions to the future growth of the company.

     (d) retain key managers who are critical to the success of the operation of the company.
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                                   ARTICLE II
                                   ----------
                                  DEFINITIONS
                                  -----------

Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary.

2.1  Account or Investment Accrual Account: An account maintained on the books
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     of the Plan for each Participant, for the purpose of recording Investment
     Accruals made on his behalf and interest or appreciation credited to such Investment Accruals in accordance with Article IV of the Plan, and the payments made to him in accordance with Section 5.1 of the Plan.

2.2  Beneficiary: The person or persons designated by the Participant under
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     Section 3.3 to receive benefits in the event of the Participant's death.
     If the Beneficiary the Participant has designated predeceases him, the benefits payable under the plan shall be paid directly to the Participant's estate.

2.3  Company:  Continental Cablevision, Inc., a Delaware Corporation, and/or its
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     subsidiary corporations and divisions.

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2.4  Committee: The Plan Committee appointed by the Company to administer the
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     Plan.  The Committee shall consist of at least three members, none of whom shall be a Participant in the Plan, and shall act on the majority vote of its members.

2.5  Date of Participation: The first day of the calendar month following the
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     acceptance of a Participant by the Committee pursuant to Section 3.1; or
     some other date as specified by the Sponsor and agreed to by the Committee. For any Plan Year in which a Participant's eligibility continues as provided in Section 3.4, his Date of Participation shall be the first day of such Plan Year.

2.6  Disability: The inability of the Participant to perform the normal duties
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     of his own position with the Company for a period of at least six (6)
     months with the likelihood that such disability will be total and permanent as determined by the Committee.

2.7  Eligible Compensation: Basic salary or wages paid to an employee for
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     services during the period beginning on his Date of Participation and ending on the last day of the Plan Year, excluding bonus, overtime and other remuneration or contributions of the Company under this or any other employee benefit plan, and other compensation in any form paid to an employee for services.

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2.8  Effective Date: January 1, 1991.
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2.9  Emergency Distribution: As defined in Article VI of the Plan.
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2.10 Investment Accrual: A bookkeeping entry to be made for a Plan Year for
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     each Participant in accordance with Section 4.1 of the Plan.

2.11 Manager: An employee of the Company employed in a supervisory position or
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     its equivalent.

2.12 Participant: A Manager who has been accepted for Participation in this
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     Plan by the Committee.

2.13 Plan: The Continental Cablevision, Inc.  Management Incentive Plan as set
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     forth herein and as may be amended from time to time.

2.14 Plan Year: The twelve-month period beginning on January 1 and ending on
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     December 31.

2.15 Retirement: The termination of employment of a Participant who has
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     attained his sixty-fifth (65th) birthday.

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2.16 Sponsor: An officer of the Company who submits to the Plan Committee a
     -------
     Manager for consideration for participation.

2.17 Vesting Date: With respect to an Investment Accrual for any Plan Year, the
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     last day of the fourth Plan Year following the Plan Year in which the
     Investment Accrual was made; for example, the Vesting Date for the Investment Accrual made December 31, 1991, will be December 31, 1995.

2.18 Construction: Where used herein, the masculine gender shall be deemed to
     ------------
     include the feminine gender.

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                                  ARTICLE III
                                  -----------
                                 PARTICIPATION
                                 -------------

3.1 During the course of the Plan Year, a Sponsor may submit the names of Managers to the Committee for admission to the Plan, using the form prescribed by the Committee. Nominations must be received by the Committee by November 15th and May 15th, to be considered for January 1 and July 1 entries into the plan.

3.2 The Committee will meet at least twice a year, in January and July, and will review the recommendations made by Sponsors. The Committee will notify each Sponsor in writing of its acceptance or rejection of his recommendations. If a Manager is accepted for participation in the Plan, he will become a Participant on the first day of the calendar month following his acceptance for participation by the Committee, or such other date as may be specified as the Date of Participation by the Sponsor and agreed to by the Committee.

3.3 The Sponsor will notify in writing each Manager who has been accepted for participation in the Plan of his status as a Participant. Such notification shall include the following:

     (a) Notification of acceptance as a Participant in the Plan and the Date of Participation;

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     (b)  Election form to direct initial choice of Investment Accrual;

     (c)  Designation of Beneficiary form;

     (d)  A copy of the Plan;

     (e) A form to be signed by the Manager acknowledging that he has received a copy of the Plan and that he understands the Plan.


3.4 By November 15th of each Plan Year, each Sponsor will submit a list of names of those Participants whom he believes should continue as Participants in the forthcoming Plan Year. The Committee will review each list and notify the Sponsor in writing of its decisions.

3.5 Each Sponsor will notify each Participant whom he recommended of his continued participation in the Plan, or of his suspension of participation in the Plan. Each year all participants will complete and return to the Committee an election form:

     (a)  To direct the choice of the sub-account (under Section
          4.2) for the Investment Accrual made for the current Plan Year.

     (b) To change the choice of the sub-account for Investment Accrual(s) made for past years, effective as of the beginning of the current Plan Year.


3.6 A Participant may designate a Beneficiary to receive the benefits described in Section 5.2 in the event of his death, and may change his Beneficiary at any time, by completing a form provided by the Committee. A Participant may, at his

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     election, designate among the alternatives set forth on such form the manner in which benefits are to be paid to his Beneficiary.

3.7 Participation in the Plan does not give a Participant any rights of continued employment, nor shall it affect or restrict the right of the Company to terminate such employment at any time.

                                      -8-
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                                   ARTICLE IV
                                   ----------
                               INVESTMENT ACCRUAL
                               ------------------

4.1 On the last day of each Plan Year, the Committee shall credit to the Investment Accrual Account of each Participant who is employed by the Company on that date and whose participation has been continued for that Plan Year an amount equal to ten percent (10%) of his Eligible Compensation. The first Investment Accrual will be made for the Plan Year ending December 31, 1991 and the last Investment Accrual will be made for the Plan Year ending December 31, 1995.

4.2 Each Participant's Investment Accrual Account will have two sub-accounts as follows:

     (a)  Fixed Account: accrual to be held and credited with the average of the
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          six month certificate of deposit rates for accounts of over $100,000 as offered by the First National Bank of Boston;

     (b)  Stock Account: accrual to be held in equivalents of Company common
          -------------
          stock and credited with the appreciation or depreciation in the value of such stock.


4.3 Each Plan Year's Investment Accrual for a Participant will be credited to his Fixed Account or his Stock Account as he has selected pursuant to
     Section 3.3 or 3.5, and will be credited with interest or appreciation in value, whichever

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     is appropriate, for each Plan Year following the date on which the
     Investment Accrual is so credited.

4.4 Pursuant to Section 3.5(c) of the Plan, a Participant may change any Plan Year's Investment Accrual held in his Investment Accrual Account from one sub-account to the other for purposes of future credits of interest or appreciation in value. Such change will be based on the value of the Fixed or Stock portion of the account as of the last day of the Plan Year, and the value as determined as of that date will then be allocated to the Fixed or Stock account as the Participant has elected.

4.5 Investment Accruals will be held in the Participant's Investment Accrual Account and credited with interest or appreciation as of the last day of each Plan Year for Investment Accruals held in Participant's Stock Account, the value of appreciation credited will be calculated as set forth in subparagraph (a) or (b) hereof, whichever is applicable. For purposes of subparagraphs (a) and (b) hereof, the term "Required Volume of Shares" shall mean a number of shares of the Company's common stock equal to one-fourth of one percent (.25%) of all shares of the Company's common stock then outstanding.

          (a) If the Company's common stock is publicly traded-on the last day of the Plan Year, then the value of appreciation credited shall be calculated on the basis of the average of the closing prices, as

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               reported in the quotation of over-the-counter stocks published by the National Association of Securities Dealers, for the period ending on December 31 and consisting of so many days as shall be necessary to include transactions involving the Required Volume of Shares, but in no case fewer than seven (7) business days.

          (b) If the Company's common stock is not publicly traded on the last day of the Plan Year, or if the total number of shares traded in the public market during the Plan Year is less than the Required Volume of Shares, then the value of appreciation credit shall be calculated on the basis of the average of the prices per share known by the Company to have been paid in bona fide trades involving, in the aggregate, the Required Volume of Shares, beginning with the trade occurring nearest to December 31 and proceeding backward in order of time for as many days as is necessary to include trades involving the Required Volume of Shares, by dividing (i) the total dollar amount paid in all included trades by (ii) the total number of shares purchased in all included trades.

                                   ARTICLE V
                                   ---------



                              PAYMENT OF BENEFITS
                              -------------------

5.1 As to each Investment Accrual credited to his Account, cash payments of benefits to a Participant during his employment will be made:

     (a) Provided that he is then employed by the Company, as of the second anniversary of the date on which an Investment Accrual was made to his Account, in an amount equal to 50% of the Investment Accrual, adjusted to reflect interest, dividends, earnings, gains or losses then credited to it; and

     (b) Provided that he is then employed by the Company, on the Vesting Date for each Investment Accrual, in an amount equal to the value of that Investment Accrual, adjusted to reflect interest, dividends, earnings, gains or losses then credited to it, to the extent that such value has not been distributed pursuant to paragraph (a).

     A cash payment pursuant to this Section 5.1 will be made no later than the January 31 next following the date as of which its amount is determined.



5.2  A Participant (or, in the case of a Participant's death, his   Beneficiary)
     who terminates his employment with the Company because of his death, disability or retirement shall be entitled to receive, at the time and in the manner specified in Section 5.3, the sum of:

     (a) The value of his Investment Accrual Account as of the first day of the month following his termination of employment (or, if later, the date on which the

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          Committee determines that he has suffered a Disability
          within the meaning of Section 2.5); and

     (b) An amount equal to the interest, dividends, earnings, gains, or losses that would have been credited to his Account if the current Plan year had ended on the date of his termination of employment; and

     (c) An amount equal to the Investment Accrual that would have been credited to his Investment Accrual Account if the current Plan Year had ended on the date of his termination of employment.

5.3 Payment of benefits determined under Section 5.2 shall be made in cash in one or more installments, as the Committee in its sole discretion shall determine, and shall commence within sixty (60) days after the Participant's termination of employment (or, if later, the date on which the Committee determines that he has suffered a Disability within the meaning of Section 2.5).

5.4 A Participant shall forfeit his entire Investment Accrual Account if either of the following circumstances occurs:

     (a) He is discharged from the Company because of his act or acts which result(s) in injury to the Company's business reputation or financial well-being; or

     (b) He engages, without the consent of the Company, during his employment with the Company or at any time during the three (3) month period following his voluntary or involuntary termination of employment with the Company, in employment or business activity in the cable television field (whether or not for compensation and whether as an employee, officer, director, agent, consultant, proprietor, partner, principal stockholder or otherwise) other than as required in the performance of his duties and responsibilities to the Company, within fifty (50) radius miles of any market in which (i) the Company at the time of his termination of employment has committed its efforts toward applying

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          for, securing, exercising or renewing an operating franchise, or (ii) the Company is at such time conducting business operations.

     Amounts so forfeited by terminated Participants shall not becredited to other Participants.

5.5 A Participant whose employment with the Company is terminated other than for reasons of death, disability or retirement, and under circumstances other than those specified in Section 5.4, and whose Investment Accrual Account includes one or more Investment Accruals for which an account has been credited for at least 24 full months, shall receive a benefit with respect to each such Investment Accrual, the amount of which shall be the product of:

     (a) The amount of such Investment Accrual, together with any interest, dividends, earnings, gains, or losses credited to it as of the last day of the Plan Year next preceding the Plan Year in which the Participant's employment terminates; and

     (b) A fraction, the numerator of which is the number of whole calendar months in the period beginning on the date such Investment Accrual was credited to the Participant's Account and ending on the date of his termination of employment, and the denominator of which is forty-eight
          (48).

     Each benefit so determined shall be payable in cash within sixty (60) days of the date on which the Committee shall determine that he is entitled to benefits in accordance with this Section 5.5.

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                                   ARTICLE VI
                                   ----------



                            EMERGENCY DISTRIBUTIONS
                            -----------------------

6.1 In the event of serious financial hardship, a Participant who is employed by the Company may apply in writing to the Committee for an Emergency Distribution, specifying the nature and extent of the financial hardship.

6.2 Emergency Distributions shall be permitted only in situations of serious financial hardship, including (but not limited to) extraordinary medical expenses or funeral expenses of a member of the Participant's immediate family, impending personal bankruptcy of the Participant, expenses in connection with the Participant's transfer to a new job location, property losses due to a natural disaster, or other bona fide financial emergency arising for reasons beyond the control of the Participant.

6.3 The amount of any Emergency Distribution shall be determined by the Committee in its sole discretion, and shall not exceed the amount to which the Participant would be entitled under Section 5.5 of the Plan if his employment had terminated on the date of the Emergency Distribution. The value of the Participant's Investment Accrual Account shall be decreased by the amount of an Emergency Distribution made

                                      -15-
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     to him, beginning as though the earliest-credited Investment Accrual in his
     Account had been distributed to him, and working forward in order of time.

                                      -16-
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                                  ARTICLE VII
                                  -----------



                                GENERAL MATTERS
                                ---------------

7.1 Benefits under the Plan will be paid by the Company from its general assets. No funds or assets will be segregated or physically set aside, and no trust or escrow of any kind will be created, with respect to the Plan by the Company.

7.2 Except as set forth in Section 3.6, benefits payable under the Plan will not be subject to assignment, transfer, sale, pledge, encumbrance, alienation or charge by a Participant or Beneficiary.

7.3 The authority for the administration and interpretation of the Plan will be vested in the Plan Committee. The Plan Committee may appoint an officer of the Company to attend to the regular administrative details of the Plan.

7.4 The Plan may be amended or terminated at any time by the Company. However, no amendment or termination of the Plan may have a material adverse effect upon any Participant's rights under the Plan unless he or she consents to such amendment or termination in writing.

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

7.5 The Plan will not affect a Participant's right to participate in any other employee benefit plan or program sponsored by the Company, if the Participant is otherwise eligible to participate.

7.6 This Plan shall be binding on any successor company or companies in the event of the sale of the Company. In the event of the sale of a division or subsidiary of the Company, the Plan shall be binding on the purchasing company. The term "sale" as used in the two immediately preceding sentences shall include a sale of assets which is in effect a sale of a division or subsidiary of the Company, or of the Company itself.

7.7 The interpretation of this Plan document by the Committee shall be made under the laws of the Commonwealth of Massachusetts.

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